Global Atlantic Portfolios

Global Atlantic BlackRock High Yield Portfolio

(the “Portfolio”)

Class I, II and III shares

Supplement dated December 21, 2018

to the Summary Prospectus dated April 27, 2018 (the “Summary Prospectus”)

Effective January 1, 2019, the benchmark for the Portfolio is changed to the ICE BofAML BB-B US High Yield Constrained Index. Global Atlantic Investment Advisors, LLC (the “Adviser”) believes that the new benchmark better reflects the Fund’s investment strategy.  Accordingly, under the heading “PRINCIPAL INVESTMENT STRATEGIES,” for the Portfolio, the last paragraph of the Principal Investment Strategy is deleted and replaced with the following:

The Portfolio’s benchmark index is the ICE BofAML BB-B US High Yield Constrained Index. The ICE BofAML BB-B US High Yield Constrained Index contains all securities in the ICE BofAML US High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P, and Fitch, but caps issuer exposure at 2%.  Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

This Supplement should be retained with you Prospectus, Summary Prospectus and Statement of Additional Information for future reference.  These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  These documents are available upon request and without charge by calling Shareholder Services at 1-877-881-7735.

Please retain this Supplement for future reference.

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